UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-1136	22-0790350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue New York, New York	10154
(Zip Code)
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

(212) 546-4000

Not Applicable
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2008, Bristol-Myers Squibb Company (the “Company”) completed the previously-announced divestiture of the Company’s ConvaTec business (the “Business”) to Cidron Healthcare Limited (the “Buyer”), an affiliate of Nordic Capital Fund VII (“Nordic Capital”) and Avista Capital Partners (“Avista”), for a gross purchase price of approximately $4.1 billion in cash.  The purchase price received by the Company included the estimated post-closing purchase price adjustment based on the Company’s estimate of the closing working capital of the Business.  Total proceeds receivable from the divestiture are subject to further adjustment based on the actual closing working capital of the Business, pursuant to the terms of the Stock and Asset Purchase Agreement, dated May 2, 2008, between the Company and the Buyer (the “Purchase Agreement”).

The sale of the Business was effected through the transfer to the Buyer of (i) all of the outstanding capital stock of certain of the Company’s indirect subsidiaries and (ii) certain specified assets and liabilities of the Company and certain of its subsidiaries.  In addition to the cash purchase price and as part of the divestiture, the Buyer assumed certain liabilities relating to the Business.

The foregoing descriptions of the Purchase Agreement and the divestiture do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement.  The Purchase Agreement was filed as Exhibit 10.1 to, and the terms of the divestiture are described in, the Company’s Form 8-K filed on May 7, 2008, the contents of which are incorporated herein by reference.

A copy of the press release announcing the completion of the divestiture is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The amounts included in the “Amounts Transferred to Discontinued Operations” column within the Company’s Unaudited Pro Forma Financial Information represent the Business’ operating results for the respective periods using the same basis the Company utilizes in its segment reporting.

(d) Exhibits

99.1           Press Release, dated August 1, 2008

99.2           The Company’s Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 7, 2008

BRISTOL-MYERS SQUIBB COMPANY,

by
/s/ Sandra Leung
Name: Sandra Leung
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 1, 2008

99.2	The Company’s Unaudited Pro Forma Financial Information